UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02631
Chestnut Street Exchange Fund
(Exact name of registrant as specified in charter)
103 Bellevue Parkway
Wilmington, DE 19809
(Address of principal executive offices) (Zip code)
Edward J. Roach
Chestnut Street Exchange Fund
103 Bellevue Parkway
Wilmington, DE 19809
(Name and address of agent for service)
Registrant’s telephone number, including area code: (302) 791-1112
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
David R. Wilmerding, Jr.
     Chairman
January 31, 2012
Fellow Partner:
     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2011.
     Our Fund earned $6.85 per share of net investment income for a share outstanding throughout 2011, compared to $5.79 per share earned in 2010. Dividend income in 2011 was increased by $243,878 from 2010. Expenses were reduced slightly in 2011.
     After providing for the January 2012 distribution, the net asset value per partnership share at December 31, 2011 was $348.17. The net asset value at September 30, 2011, the date of our last report, was $312.90. Distributed in redemption in the fourth quarter were shares of Intel Corp., 3M Co. and Exxon Mobil.
     Additional information required by Securities and Exchange Commission regulations is enclosed.
The accompanying Investment Adviser’s Report contains interesting information on the market generally and on our Fund’s performance.
     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.
Yours sincerely,
David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT
Market Review
     US equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters, and above all, global debt problems drove a “risk on - risk off” tug-of-war that characterized the year’s market activity. The S&P 500® Index returned 2.11% for the year amid a whirlwind of unprecedented global events.
     Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. But equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors were gradually increasing their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the US government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.
     US stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the US budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.
     For the year, US stocks outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, utilities (+19.91%) led the index for 2011. The defensive consumer staples sector (+13.99%) performed well amid high volatility, as did health care stocks (+12.73%), which benefited from increased merger and acquisition activity during the year. Battered by the world’s debt problems, financials (-17.06%) saw the largest losses. The more cyclical materials (-9.75%) and industrials (-0.59%) sectors also declined amid heightened uncertainty about the global economy.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT (Continued)
Portfolio Review
Summary
     The optimism following 2010 which characterized the US equity market at the beginning of 2011 quickly gave way to nervousness and fear; a number of major global events combined to reduce expectations for overall economic growth and send investors seeking for safety. Revolutions in Egypt and Libya, and the historic earthquake and anticipation of a potential nuclear meltdown in Japan generated risk aversion during the first half of the year. Later in the year, the sovereign debt crisis in Europe and US Treasury downgrade and unproductive budget debate in the US dominated the headlines and kept equity investors on edge. China continued to be a major topic in 2011, with a falling growth rate and monetary policy tightening having global implications. In the US, these concerns were somewhat offset by double-digit earnings growth, attractive valuations, and the improvement of US economic data in the fourth quarter, enabling the S&P 500 Index to rally back and end the year in positive territory, outperforming most other countries during the period. Given the defensive mindset of investors during the year, the most stable dividend-paying companies drove the market strength, with the consumer staples sector delivering the best performance within the Index. The health care and consumer discretionary sectors also performed relatively well in this environment, while the financials and materials sectors delivered disappointing performance.
     The Chestnut Street Exchange Fund’s annual total return for the year ended December 31, 2011 was 2.99%, which outperformed the S&P 500 Index, which returned 2.11% for the same period. Stock selection in the financials and information technology sectors generated relative outperformance during the period, and outshined negative stock selection in the health care sector.
Performance Attribution
     Stock selection in the financials sector delivered the greatest positive contribution to the Fund’s relative performance. Bond rating agency Moody’s Corp. delivered excellent performance during the period, appreciating by more than 26%. The company reported better than expected earnings for each of the four quarters, and has seen little adverse impact from financial reform. In addition, the Fund’s underweight in Bank of America Corp. and avoidance of direct capital markets industry exposure also added value as these areas drove financial industry underperformance within the Index.
     In information technology, the Fund’s positioning in the semiconductor and semiconductor equipment industry accounted for the majority of the outperformance. The Fund’s large investment in Intel Corp. boosted relative performance as the stock climbed higher in the second half of the year. Shares of Intel benefitted from investors’ preference for large, stable dividend paying companies during the environment. The Fund’s investment in International Business Machines Corp. also boosted results as the technology titan rose 27% on the year and also attracted risk averse investors.
     Investments in the health care sector detracted from relative performance in 2011. Specifically, stock selection in the health care providers & services industry accounted for the weakness, as the Fund’s investment in Medco Health Solutions Inc. declined. The company lost several major customers during the period and also suffered from speculation that its merger with Express Scripts would not be completed. The Fund’s lack of exposure to HMOs hurt the portfolio as these companies performed very well. Elsewhere in

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT (Continued)
Portfolio Review (concluded)
the sector, Hospira Inc. fell significantly throughout the year due to safety warnings at one of its manufacturing facilities impacting production and increasing the company’s manufacturing costs.
Outlook
     As a result of market movement during the period, the Fund’s weightings in the consumer staples and consumer discretionary sectors increased, while the allocation to the industrials and health care sectors declined modestly. There were no new purchases during the period, and we eliminated Sara Lee Corp. and Medco Health Solutions Inc. The Fund remains diversified, with the largest weightings in the information technology, industrials, consumer staples, health care and financials sectors. Relative to the S&P 500 Index, the Fund holds significant overweights in industrials, consumer staples and materials and notable underweights in consumer discretionary, information technology and utilities.
Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT (Concluded)
(Unaudited)
PERFORMANCE COMPARISON
Comparison of Change in Value of $10,000 Investment in Chestnut Street
Exchange Fund(1) vs. S&P 500® Index and Dow Jones Industrial Average Index(2)
     The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (302) 791-1112 for the most recent month-end performance.
     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
For the Year Ended December 31, 2011

	Average Annual Total Returns
				Since
	1 Year	5 Year	10 Year	Inception(3)
Chestnut Street Exchange Fund	2.99%	0.50%	2.16%	10.66%
S&P 500® Index	2.11%	-0.25%	2.92%	10.57%
Dow Jones Industrial Average Index	8.38%	2.37%	4.58%	9.31%

(1)	The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 2002 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund’s gross expense ratio for the fiscal year ended December 31, 2011 was 0.50%.

(2)	Results of index performance are presented for general comparative purposes.

(3)	Cumulative since inception total returns were 3,364.29%, 3,264.99% and 2,156.32% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to December 31, 2011.
BlackRock Capital Management, Inc.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Fund Expense Example
(Unaudited)
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2011 through December 31, 2011, and held for the entire period.
Actual Expenses
     The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ending December 31, 2011” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Chestnut Street Exchange Fund

			Expenses Paid
	Beginning	Ending	During Six
	Account Value	Account Value	Months Ending
	July 1, 2011	December 31, 2011	December 31, 2011*
Actual	$1,000.00	$974.50	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.65 †	$2.55

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of (2.55)% for the six-month period ending December 31, 2011.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
PORTFOLIO HOLDINGS SUMMARY
December 31, 2011
(Unaudited)

	% of Net
Security Type/Industry	Assets	Value
COMMON STOCKS:
Technology	14.3%	$25,321,778
Health Care	13.8	24,338,329
Financial	13.8	24,315,100
Consumer Cyclicals	12.1	21,392,393
Energy	10.9	19,208,467
Staples	9.3	16,426,221
Capital Equipment	7.1	12,653,691
Basics	7.0	12,320,563
Transportation	4.5	8,034,913
Utilities	3.3	5,770,460
Retail	2.6	4,553,796
Other Assets in Excess of Liabilities	1.3	2,217,603

Net Assets	100.0%	$176,553,314

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
SCHEDULE OF INVESTMENTS
December 31, 2011

	Shares	Value
COMMON STOCKS—98.7%
BASICS—7.0%
Air Products & Chemicals, Inc.	88,665	$7,553,371
Cabot Corp.	86,032	2,765,068
Cabot Microelectronics Corp.*	42,373	2,002,124

		12,320,563

CAPITAL EQUIPMENT—7.1%
Emerson Electric Co.	131,650	6,133,573
General Electric Co.	364,049	6,520,118

		12,653,691

CONSUMER CYCLICALS—12.1%
3M Co.	69,638	5,691,514
CBS Corp., — Class B	60,100	1,631,114
Comcast Corp., — Class A	149,743	3,550,406
Procter & Gamble Co.	85,100	5,677,021
Walt Disney Co. (The)	129,129	4,842,338

		21,392,393

ENERGY—10.9%
Exxon Mobil Corp.	134,276	11,381,234
Schlumberger, Ltd.	114,584	7,827,233
		19,208,467
FINANCIAL—13.8%
American Express Co.	98,525	4,647,424
Ameriprise Financial, Inc.	22,266	1,105,284
Bank of America Corp.	56,084	311,827
JPMorgan Chase & Co.	140,310	4,665,307
Moody’s Corp.	82,738	2,786,616
Wells Fargo & Co.	391,823	10,798,642

		24,315,100

HEALTH CARE—13.8%
Abbott Laboratories	130,891	7,360,001
Baxter International, Inc.	64,986	3,215,507
Hospira, Inc.*	23,125	702,306
Johnson & Johnson	100,789	6,609,743
Merck & Co., Inc.	171,108	6,450,772

		24,338,329

RETAIL—2.6%
Home Depot, Inc.	23,400	983,736
Kohl’s Corp.	15,200	750,120
Safeway, Inc.	44,558	937,500
Wal-Mart Stores, Inc.	31,500	1,882,440

		4,553,796

STAPLES—9.3%
Altria Group, Inc.	18,000	533,700
Coca-Cola Co. (The)	157,172	10,997,325
Hanesbrands, Inc.*	5,688	124,340
Kraft Foods, Inc., — Class A	12,456	465,356
PepsiCo, Inc.	43,600	2,892,860
Philip Morris International, Inc.	18,000	1,412,640

		16,426,221

TECHNOLOGY—14.3%
Check Point Software Technologies Ltd.*	52,400	2,753,096
Cisco Systems, Inc.	32,700	591,216
Hewlett-Packard Co.	18	464
Intel Corp.	424,902	10,303,874
International Business Machines Corp.	39,708	7,301,507
Microsoft Corp.	95,282	2,473,521
Oracle Corp.	74,000	1,898,100

		25,321,778

TRANSPORTATION—4.5%
Union Pacific Corp.	75,844	8,034,913

UTILITIES—3.3%
Verizon Communications, Inc.	143,830	5,770,460

Total Common Stocks (Cost: $35,359,490)		174,335,711

TOTAL INVESTMENTS IN SECURITIES (Cost: $35,359,490)	98.7%	$174,335,711

Other assets in excess of liabilities	1.3%	2,217,603

NET ASSETS	100.0%	$176,553,314

*	Non-Income Producing
See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
SCHEDULE OF INVESTMENTS (Concluded)
December 31, 2011
Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of inputs used, as of December 31, 2011, in valuing the Fund’s investments carried at value:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/11	Prices	Inputs	Inputs
Investments in Common Stocks*	$174,335,711	$174,335,711	$—	$—

*	See details of industry breakout.
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
For the year ended December 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.
See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Statement of Assets and Liabilities
December 31, 2011

Assets
Investments in securities, at value (cost $35,359,490)	$174,335,711
Cash	2,977,499
Dividends receivable	446,702
Interest receivable	8
Prepaid expenses	15,910

Total assets	177,775,830

Liabilities
Payables for:
Distributions	1,123,639
Advisory fees	53,318
Managing general partners	4,559
Custodian fees	6,229
Transfer agent fees	2,047
Accrued expenses and other liabilities	32,724

Total liabilities	1,222,516

Net Assets	$176,553,314

Net Assets consisted of:
Other capital — paid-in or reinvested	$40,008,695
Undistributed net investment income	2,069
Accumulated net realized losses on securities	(2,433,671)
Net unrealized appreciation on investments	138,976,221

Net Assets (Applicable to 507,092 partnership shares outstanding)	$176,553,314

Net Asset Value per share ($176,553,314 / 507,092 shares)	$348.17

Net assets applicable to shares owned by:
Limited partners (507,000 shares)	$176,521,282
Managing general partners (92 shares)	32,032

Total net assets (507,092 shares)	$176,553,314

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Statement of Operations
Year Ended December 31, 2011

Investment income
Dividends	$4,517,863
Interest	1,111

Total investment income	4,518,974

Expenses
Investment advisory services	660,156
Managing general partners’ compensation, officer’s salary and expenses	82,510
Legal fees	86,976
Printing	15,551
Insurance	23,052
Audit fees	19,900
Custodian fees	17,257
Transfer agent fees	16,803
Miscellaneous	10,672

Total expenses	932,877

Net investment income	3,586,097

Net realized and unrealized gain/(loss) on investments
Realized gain on sale of investment securities	9,680
Realized gain from securities transactions:
distributed on redemption of partnership shares	14,523,741
Unrealized appreciation on investments
Beginning of year	$152,190,535
End of year	138,976,221

Net change in unrealized appreciation	(13,214,314)

Net realized and unrealized gain from investments	1,319,107

Net increase in net assets resulting from operations	$4,905,204

Statement of Changes in Net Assets
Years Ended December 31,

	2011	2010
Increase /(decrease) in net assets Operations:
Net investment income	$3,586,097	$3,331,861
Net realized gain from securities transactions, for federal income tax purposes net gain is $9,680 and $140,421	9,680	140,421
Excess of market value over book value of securities distributed upon redemption of partnership shares	14,523,741	17,489,704
Net change in unrealized appreciation of investments	(13,214,314)	(1,243,858)

Increase in net assets resulting from operations	4,905,204	19,718,128

Distributions to partners from:
Net investment income	(3,584,193)	(3,331,696)

Capital share transactions:
Net asset value of 1,306 and 1,218 shares issued in lieu of cash distributions	449,664	387,393
Cost of 51,009 and 58,629 shares repurchased	(17,226,652)	(18,613,630)

Decrease in net assets from capital share transactions	(16,776,988)	(18,226,237)

Total decrease in net assets	(15,455,977)	(1,839,805)
Net assets:
Beginning of year	192,009,291	193,849,096

End of year *	$176,553,314	$192,009,291

*	Includes undistributed net investment income of $2,069 and $165, respectively.
See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)

	Years Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$344.85	$315.61	$267.13	$400.30	$377.68

Income/(Loss) From Investment Operations:
Net investment income	6.85	5.79	6.28	8.06	7.62
Net gain/(loss) on securities (both realized and unrealized)	3.32	29.24	48.48	(133.17)	22.62

Total from investment operations	10.17	35.03	54.76	(125.11)	30.24

Less Distributions:
From net investment income	(6.85)	(5.79)	(6.28)	(8.06)	(7.62)

Net Asset Value,
End of Year	$348.17	$344.85	$315.61	$267.13	$400.30

Total Return	2.99%	11.27%	20.94%	(31.56)%	8.05%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$176,553	$192,009	$193,849	$184,798	$296,277
Ratios to average net assets:
Operating expenses	0.50%	0.51%	0.51%	0.46%	0.44%
Net investment income	1.92%	1.80%	2.31%	2.33%	1.91%
Portfolio Turnover Rate	—%	1.01%	1.06%	0.29%	0.68%
See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
NOTES TO FINANCIAL STATEMENTS
December 31, 2011
(A) ORGANIZATION
Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.
(B) SIGNIFICANT ACCOUNTING PRINCIPLES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2011, the Fund had a capital loss carryforward of $2,433,671, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

Under the recently enacted Regulatory Investment Company Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 — 2011) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$32,805,962

Gross unrealized appreciation	141,705,131
Gross unrealized depreciation	(175,382)

Net unrealized appreciation	$141,529,749

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.
(C) INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES
BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 (“Advisory Agreement”). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. BCM pays BNY Mellon Investment Servicing (US) Inc. for administrative services provided to the Fund.
The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund’s average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

BNY Mellon Investment Servicing (US) Inc. also serves as the Fund’s transfer and dividend disbursing agent.

BNY Mellon Investment Servicing Trust Company (formerly PFPC Trust Company) serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund’s activities including compliance with federal securities laws, plus reimbursements of related expenses. For the year ended December 31, 2011, payments to or for the Managing General Partners amounted to $82,510.

Legal fees amounting to $86,976 for the year ended December 31, 2011 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $0 and $0, respectively, for the year ended December 31, 2011.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

The tax character of distributions paid during 2011 and 2010 were as follows:

	2011	2010
Ordinary income	$3,957,344	$3,708,961
Investment expense	(373,151)	(377,265)

Distributed to partners	$3,584,193	$3,331,696

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.
(F) IN-KIND DISTRIBUTION OF SECURITIES
During the year ended December 31, 2011, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash was as follows:

		Net Realized	Fund
	Value of the	Gain Included	Shares
	Redemptions	In Redemptions	Redeemed
Portfolio Securities*	$17,176,669	$14,523,741	50,863
Cash	49,983	—	146

	$17,226,652	$14,523,741	51,009

*	Includes $208,367 in cash redeemed.
Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.
(G) INDEMNIFICATIONS
In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.
(H) TAX MATTERS
At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,069
Capital loss carryover	(2,433,671)
Net unrealized appreciation of investments	141,529,749

$139,098,147

On December 31, 2011, undistributed net realized gain/accumulated realized loss on securities was decreased by $14,523,741 and additional paid-in capital was increased by $14,523,741 due to permanent differing book and tax treatment of realized gains and losses attributable to the differences in the book and tax cost of securities described in Note B. Net assets of the Fund were unaffected by this change.
(I) NEW ACCOUNTING PRONOUNCEMENT
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluat-

ing the implications of ASU No. 2011-04 and its impact on the financial statements. As of the date of this report, the Fund does not own securities within Level 3.
(J) SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Additional Information (Unaudited)
Annual Approval Investment Advisory Agreement
At a meeting held on July 27, 2011, the Managing General Partners of the Chestnut Street Exchange Fund (the “Fund”), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. (“BCM”) with respect to the Fund for an additional one-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM’s experience and qualifications. The Managing General Partners reviewed and considered a report that included, among other things, (1) a comparison of the advisory fee and total expense ratio of shares of the Fund to those of the BlackRock Portfolio, and the Fund’s Lipper peer group; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500) as well as the Dow Jones Industrial Average and its Lipper peer group; (3) a compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM’s parent, BlackRock, Inc.; (5) information about the services provided to the Fund, the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BlackRock; (7) the nature of BCM’s internal controls to monitor portfolio compliance; and (8) the costs of the services to be provided and BCM’s profits with respect to the Fund. Since the Fund was closed to new investors, economies of scale was not considered relevant.
After discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners considered the services provided by BCM and the fees paid by the Fund in relation to BlackRock Portfolio’s fees and the Fund’s Lipper peer group, as well as the Fund’s performance and other information presented and discussed, and the Managing General Partners concluded that the advisory fees paid by the Fund are fair and equitable.
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (302) 791-1112 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information
As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2011 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of
Chestnut Street Exchange Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Chestnut Street Exchange Fund (the “Fund”), as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
February 21, 2012

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INFORMATION ON THE MANAGING GENERAL
PARTNERS AND OFFICERS OF THE FUND
(Unaudited)
The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund’s Statement of Additional Information includes additional information about the Fund’s Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.
TERM OF OFFICE: The Fund’s partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

Number of
Portfolios
			in Fund	Other
	Position with	Principal	Complex(1)	Directorship(2)
	the Fund and	Occupations During	Overseen by	Held by
	Length of	Past 5 Years and	Managing	Managing
Name, Address, and Age	Time Served	Current Affiliations	General Partners	General Partner
Interested Managing
General Partners
Edward J. Roach*	Managing	Certified Public Accountant;	1	None
103 Bellevue Parkway	General Partner	President and/or Treasurer of
Wilmington, DE 19809	since 2000, Chief	1 other investment company
Age: 87	Compliance	advised by BCM, 1988-2009.
Officer since
2004, President
since 2002,
Treasurer since 1981

Number of
Portfolios
			in Fund	Other
	Position with	Principal	Complex(1)	Directorship(2)
	the Fund and	Occupations During	Overseen by	Held by
	Length of	Past 5 Years and	Managing	Managing
Name, Address, and Age	Time Served	Current Affiliations	General Partners	General Partner
Disinterested Managing
General Partners
Gordon L. Keen, Jr.	Managing	Senior Vice President, Law &	1	None
c/o Edward J. Roach	General Partner	Corporate Department, Airgas,
103 Bellevue Parkway	since 2006	Inc. (Radnor, PA-based distribu-
Wilmington, DE 19809		tor of industrial, medical and spe-
Age: 67		cialty gases, and welding and
safety equipment and supplies)
from January 1992 to January 2006.

Langhorne B. Smith	Managing	Retired. President and Director,	1	None
c/o Edward J. Roach	General Partner	The Sandridge Corporation
103 Bellevue Parkway	since 1997	(private investment company);
Wilmington, DE 19809		Director, Claneil Enterprises, Inc.
Age: 75		(private investment company).

David R. Wilmerding, Jr.	Managing	Retired. Chairman, Wilmerding &	1	Director, Beaver
c/o Edward J. Roach	General Partner	Associates (investment advisers)		Management
103 Bellevue Parkway	since 1976;	from February 1989 to 2006.		Corporation
Wilmington, DE 19809	Chairman of the
Age: 76	Managing General
Partners since 2006

Officers
Michael P. Malloy	Secretary	Secretary of Chestnut Street	N/A	N/A
Drinker Biddle & Reath	since 2001	Exchange Fund; Partner in the
One Logan Square		law firm of Drinker Biddle &
18th and Cherry Streets		Reath LLP.
Philadelphia, PA 19103
Age: 52

James G. Shaw	Assistant	Vice President since 1995 and	N/A	N/A
103 Bellevue Parkway	Treasurer Since 2009	Director since 2005; BNY Mellon
Wilmington, DE 19809		Investment Servicing (US) Inc.
Age: 51		(formerly PNC Global Investment
Servicing (U.S.), Inc.)

*	Mr. Roach is an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940 (“1940 Act”). Mr. Roach is an employee of the Fund.

(1)	The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

CHESTNUT STREET EXCHANGE FUND
Privacy Notice
Chestnut Street Exchange Fund is committed to protecting the security and confidentiality of the personal information of our partners. We provide you with this notice to inform you about our practices with respect to personal information.
We collect nonpublic personal information about you from the following sources:
•    Information we receive from you; and
•    Information about your transactions with us or others
We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. If you decide to close your account we will adhere to the privacy policies and practices as described in this notice.
We restrict access to your personal and account information to those employees of BNY Mellon Investment Servicing Inc. and the Fund’s Treasurer who need to know that information to provide services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

MANAGING GENERAL PARTNERS
Gordon L. Keen, Jr.
Edward J. Roach
Langhorne B. Smith
David R. Wilmerding, Jr.
INVESTMENT ADVISERS
BlackRock Capital Management, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
BNY Mellon Investment
Servicing (US) Inc.
P.O. Box 8950
Wilmington, Delaware 19899
(800) 852-4750
Annual Report
December 31, 2011
Chestnut Street Exchange
Fund
103 Bellevue Parkway
Wilmington, Delaware 19809
(302) 791-1112
Edward J. Roach, President & Treasurer

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There was an amendment to the code providing that principal officers may serve on the boards of non-profit companies at the registrant’s meeting of the Board of Managing General Partners on October 26, 2011. A copy of the amended code is filed herewith.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the code of ethics is filed herewith as provided in Item 12(a)(1) of this report.
Item 3. Audit Committee Financial Expert.
The registrant’s board of managing general partners has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,900 for 2010 and $19,900 for 2011.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2010 and $0 for 2011.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

(e)(2)	No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Edward J. Roach
Edward J. Roach, President & Treasurer
(Principal Executive Officer & Principal Financial Officer)

Date	February 16, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Edward J. Roach
Edward J. Roach, President & Treasurer
(Principal Executive Officer & Principal Financial Officer)

Date	February 16, 2012

*	Print the name and title of each signing officer under his or her signature.